                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2001

SCUDDER INTERNATIONAL
RESEARCH FUND

" The weak yen was largely responsible for the fund's underperformance in Japan;
                   we have more export-oriented companies than does the index. "

                                                      [SCUDDER INVESTMENTS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

9
TERMS TO KNOW

10
LARGEST HOLDINGS

11
PORTFOLIO OF INVESTMENTS

16
FINANCIAL STATEMENTS

19
FINANCIAL HIGHLIGHTS

21
NOTES TO FINANCIAL STATEMENTS

26
SHAREHOLDER MEETING
AT A GLANCE

 SCUDDER INTERNATIONAL RESEARCH FUND
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                  SCUDDER INTERNATIONAL       SCUDDER INTERNATIONAL       LIPPER INTERNATIONAL
SCUDDER INTERNATIONAL RESEARCH FUND CLASS A       RESEARCH FUND CLASS B       RESEARCH FUND CLASS C      FUNDS CATEGORY AVERAGE*
-------------------------------------------       ---------------------       ---------------------      -----------------------
-10.59                                                   -11.17                      -11.07                       -9.48

*SOURCE: LIPPER, INC.

PERFORMANCE AND ANY RANKINGS/RATINGS THEREOF ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS.
PLEASE CALL (800) 621-1048 FOR THE FUND'S MOST UP-TO-DATE PERFORMANCE.

PERFORMANCE INCLUDES REINVESTMENT OF ALL DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. WHILE ALL SHARE CLASSES HAVE THE SAME UNDERLYING PORTFOLIO, THEIR PERFORMANCE WILL DIFFER. FOR ADDITIONAL INFORMATION, SEE THE FUND'S PROSPECTUS.

SCUDDER INTERNATIONAL RESEARCH FUND BEGAN OPERATIONS ON 2/14/90 WITH GROWTH FUND OF SPAIN'S CLOSED-END SHARES, WHICH CONVERTED TO OPEN-END CLASS A SHARES ON 2/11/98. THE FUND CHANGED ITS MANDATE ON 4/10/00 AND WAS RENAMED KEMPER INTERNATIONAL RESEARCH FUND, AND THEN RENAMED ONCE MORE AS SCUDDER INTERNATIONAL RESEARCH FUND ON 5/25/01. ALL RETURNS PRIOR TO 4/10/00 REFLECT PERFORMANCE OF THE FUND WHEN IT WAS LESS DIVERSIFIED, AS WELL AS CLOSED-END PERFORMANCE FROM 2/14/90 TO 12/11/98, ADJUSTED FOR EXPENSE DIFFERENCES AND SALES CHARGES. ANY RANKINGS/RATINGS MAY NOT REFLECT ALL ADJUSTMENTS AND MIGHT HAVE BEEN LOWER IF THEY HAD.

THIS FUND WAS NAMED KEMPER INTERNATIONAL RESEARCH FUND AS OF THE DATE OF THIS REPORT; IT HAS SINCE BEEN RENAMED SCUDDER INTERNATIONAL RESEARCH FUND ON MAY 25, 2001.

 NET ASSET VALUE

                                      AS OF     AS OF
                                     4/30/01   10/31/00
 ...........................................................
    SCUDDER INTERNATIONAL RESEARCH
    FUND CLASS A                      $6.17     $13.28
 ...........................................................
    SCUDDER INTERNATIONAL RESEARCH
    FUND CLASS B                      $5.80     $12.94
 ...........................................................
    SCUDDER INTERNATIONAL RESEARCH
    FUND CLASS C                      $5.82     $12.95
 ...........................................................

 SCUDDER INTERNATIONAL RESEARCH FUND
 LIPPER RANKINGS AS OF 4/30/01

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER INTERNATIONAL FUNDS CATEGORY

                               CLASS A               CLASS B               CLASS C
 .............................................................................................
    1-YEAR                #496 of 707 funds     #519 of 707 funds     #517 of 707 funds
 .............................................................................................
    5-YEAR                 #36 of 325 funds            n/a                   n/a
 .............................................................................................
    10-YEAR                     #26 of                 n/a                   n/a
                               56 funds
 .............................................................................................

 DIVIDEND REVIEW

DURING THE PERIOD, SCUDDER INTERNATIONAL RESEARCH FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                               CLASS A   CLASS B   CLASS C
 ..............................................................
    LONG-TERM CAPITAL GAIN      $6.00     $6.00     $6.00
 ..............................................................

INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK. SOME FUNDS, SUCH AS THIS ONE, HAVE MORE RISK THAN OTHERS. THESE INCLUDE FUNDS THAT ALLOW EXPOSURE TO OR OTHERWISE CONCENTRATE INVESTMENTS IN CERTAIN SECTORS, GEOGRAPHIC REGIONS, SECURITY TYPES, FOREIGN SECURITIES OR MARKET CAPITALIZATION. PLEASE READ THIS FUND'S PROSPECTUS FOR SPECIFIC DETAILS REGARDING ITS INVESTMENTS AND RISK PROFILE.

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)


[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. as of 4/30/01.
BOX]                       Placement within the Morningstar Equity Style
                           Box(TM) is based on two variables: relative median market capitalization and relative price valuations (price-to-book and price-to-earnings) of the fund's portfolio holdings. These numbers are drawn from the fund's portfolio holdings data most recently entered into Morningstar's database and market conditions as of the date indicated above.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and even the strong equity rally in the spring has failed to restore the wealth eaten up by the recent bear market.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and next. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. First quarter 2001 Standard & Poor's (S&P) operating earnings were down 22 percent compared to a year ago, dropping them all the way back to early 1998 levels. More importantly, when CEOs confessed to missing their first quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 12 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 77 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street has suffered its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (5/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                          5.40                   5.70                   6.40                   5.50
Prime rate2                                     7.00                   9.50                   9.25                   7.75
Inflation rate3*                                3.30                   3.40                   3.10                   2.20
The U.S. dollar4                               10.00                  11.10                   4.30                  -0.90
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                       -1.00                   5.10                   6.50                   3.20
Employment growth6                              0.40                   1.70                   2.70                   2.30

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although sales have slowed in the past couple of months, as car makers became more judicious with incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first four months of this year (the latest data available from the Bureau of Economic Analysis compared to $10 billion in the first four months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. The recently passed tax cut, with rebates scheduled to begin during the summer should help shoppers stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume declined in both the final quarter of 2000 as well as in the first three months of this year. We've trimmed this year's export growth estimate to just 1 percent from the 7 percent to 8 percent we thought likely at the beginning of the year. At least imports fell, too, in the first quarter, so lessened the damage on first quarter growth. However, trade will still likely be a drag on U.S. growth

ECONOMIC OVERVIEW

for the rest of this year and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JUNE 6, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PORTFOLIO MANAGER ELIZABETH ALLAN COORDINATES THE TEAM'S RESEARCH ON JAPAN, FOCUSING ON CONSUMER GOODS, RETAIL AND PHARMACEUTICALS. IN ADDITION TO A BACHELOR'S AND A MASTER'S IN EAST ASIAN STUDIES, ALLAN HOLDS A MASTER'S DEGREE FROM PRINCETON IN JAPANESE SOCIOLOGY AND AN M.B.A. FROM NEW YORK UNIVERSITY.

PORTFOLIO MANAGER TERRENCE GRAY COORDINATES RESEARCH FOR THE EMERGING MARKETS PORTION OF THE PORTFOLIO, SPECIALIZING IN ASIAN TELECOMMUNICATIONS, DOWNSTREAM TECHNOLOGY AND CYCLICALS. GRAY GRADUATED FROM BOSTON COLLEGE IN 1992 AND IS A CHARTERED FINANCIAL ANALYST.

PORTFOLIO MANAGER ANDREAS WALDBURG-WOLFEGG HEADS UP THE TEAM'S RESEARCH EFFORTS FOR THE EUROPEAN PORTION OF THE PORTFOLIO, WITH EXPERTISE IN ANALYSIS OF EUROPEAN BUSINESS AND INFORMATION TECHNOLOGY. WALDBURG-WOLFEGG EARNED HIS BACHELOR'S DEGREE FROM ST. ANDREWS UNIVERSITY IN 1992.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.
PERFORMANCE UPDATE

                             THE PAST SIX MONTHS CONTINUED TO BE A CHALLENGE FOR INVESTORS IN INTERNATIONAL EQUITIES, ALBEIT WITH SOME RECENT RELIEF IN APRIL. ALTHOUGH FOREIGN STOCKS ARE GENERALLY EXPECTED TO PROVIDE INVESTORS WITH A MEASURE OF PORTFOLIO DIVERSIFICATION, PROBLEMS IN THE UNITED STATES, PARTICULARLY HIGH MARKET VOLATILITY AND SLOWER ECONOMIC GROWTH, NEGATIVELY AFFECTED MARKETS AROUND THE WORLD FOR THE MAJORITY OF THE PERIOD. IN THE FOLLOWING INTERVIEW, ELIZABETH ALLAN, TERRENCE GRAY AND ANDREAS WALDBURG-WOLFEGG DISCUSS SCUDDER INTERNATIONAL RESEARCH FUND'S STRATEGY IN LIGHT OF THIS MARKET ENVIRONMENT DURING THE SIX-MONTH PERIOD ENDED APRIL 30, 2001.

Q     BEFORE WE DISCUSS SCUDDER INTERNATIONAL RESEARCH FUND'S PERFORMANCE FOR
THE SEMIANNUAL PERIOD, WILL YOU REVIEW THE INVESTMENT DISCIPLINE INHERENT IN THIS RESEARCH-FOCUSED PORTFOLIO?

A     If there is one attribute of Zurich Scudder Investments that is perhaps the most noted by the industry and the media, it is our international research capability. We were the first fund family to offer an international portfolio to U.S. investors, back in 1953. We were the first to set up "research camp" in Brazil. Our research capability in the East permitted us to offer the first Japan fund and the first Korea fund. And today, we have 300 investment professionals established around the globe, from Sydney to London to Chicago. This was part of our motivation in the creation of an international research portfolio -- to showcase one of our core competencies. As a portfolio run by analysts and dedicated to international security analysis, it is exclusively composed of our "highest-conviction" stocks; that is, every stock must have an analyst's highest conviction to be considered for inclusion on this roster. Additionally, in assigning a team of analysts to this focused portfolio, we function as a dedicated resource for portfolio managers on our other international and global products.

  With respect to the investment approach of the fund itself, we strive to maintain a diversified portfolio of international equities while also adhering to a regional allocation that is neutral compared with our benchmark, the MSCI All-Country World Free (ex U.S.) Index. The three regions are Europe, Japan and the emerging markets. Additionally, in Europe and Japan, we keep the fund's sector allocations neutral as well. The portfolio management team functions as coordinators for our team of roughly 20 analysts who are managing the portfolio on a stock-specific basis. We monitor global sector exposure in an effort to minimize any inadvertent global sector bets. Regardless of any ad hoc rebalancing we might do, we review the portfolio quarterly to determine if any sector or regional allocations have shifted as a result of market movements.

Q     WILL YOU REVIEW THE FUND'S PERFORMANCE FOR THE SEMIANNUAL PERIOD ENDING
APRIL 30, 2001?

A     For the trailing six months, Scudder International

PERFORMANCE UPDATE

Research Fund declined 10.59 percent (Class A shares unadjusted for sales charges), lagging the benchmark, which fell 8.46 percent for the same period. Our holdings in Japan detracted from performance, at least until the April selection of pro-reform candidate Junichiro Koizumi as interim prime minister. The weak yen was largely responsible for the fund's underperformance in Japan; we have more export-oriented companies than does the index.

  Emerging markets, under the influence of Turkey's devaluation, were generally set back. Brazil was further impacted by weakness in Argentina, and Mexico languished along with the United States. Our stock picks in emerging markets, which are not sector neutral, hurt on a relative basis, particularly in the Pacific Basin, where we have several technology and tech-related holdings.

  All that said, our stock picks rebounded nicely in April in a considerably more hospitable global market. The index returned 6.62 percent for the month.

Q     WITH RESPECT TO PORTFOLIO PERFORMANCE, WILL YOU COMMENT ON PARTICULARLY
IMPORTANT CONTRIBUTORS AND DETRACTORS FOR THE PERIOD?

A As you know, mobile operators in Europe were negatively affected in the previous period by a variety of forces, including a slowing global economy, a rash of earnings disappointments from their U.S. counterparts and the unanticipated expensive results of the third-generation-license auctions last summer. Even so, the profitability outlook for European mobile operators improved throughout the period, particularly with the reduction of handset subsidies. The absorption of the license costs is finally becoming visible.

  These factors helped boost the performance of two of our favorite stocks in this sector, Orange and Vodafone. The former, the French-based wireless company with operations in Great Britain, went public in February. With strong brand recognition and impressive global reach, Orange is poised to excel in areas where demand for wireless communications is still relatively young. Vodafone, with its advantages of experience, balance-sheet strength and sheer scale, remains a dominant member of our benchmark index. Unlike Orange, however, Vodafone is better positioned to take advantage of the stake it has already established. Historically, Vodafone, like other operators, has found it cheaper to accept turnover and obtain new subscribers rather than retain the old ones. But with a customer database of more than 60 million, Vodafone has enormous opportunities for success with customer relations management programs. We remain committed to both of these companies.

  The weak cellular market that persisted throughout much of the period had a negative trickle-down effect on the performance of one of our favorite stocks in Japan, Matsushita Electric. Established in 1918 as a wiring device maker, Matsushita Electric is one of the largest makers of building materials and lighting equipment in the world. We like the company for its sound fundamentals and its highly detailed communications regarding its business status -- the profitability of each business segment, for example. While we anticipated the company's sensitivity to the cellular market in its electronic and control device business units, its restructuring process has been slower than we -- and the market -- had expected. Moreover, its earnings have deteriorated since late 2000 due to inventory adjustments. All this culminated in the stock's detracting from the fund's performance.

Q     WHAT IS YOUR OUTLOOK ON THE GLOBAL MARKETS FOR THE NEXT SIX MONTHS?

A     Europe's poor stock market performance for the period obscures the important trends that should support the region's economy over the long term. Investors are rightly concerned that the weakness in the U.S. economy will prove contagious. However, Europe's structural changes that we've discussed in the past continue to occur, albeit at a pace more tempered than we originally anticipated. Deregulation and restructuring are still some of the region's most important trends, labor markets are growing more flexible, and tax-code reform is becoming more widespread as deep cuts in Germany have prompted neighboring countries to follow en suite. We are also encouraged by the fact that barriers to merger and acquisition activity are falling and that more companies are gaining access to financing (i.e., borrowing money and selling stock) in the capital markets.

  So far, these changes have had an important impact on Europe's economy, but this has yet to translate into strong relative performance for the region's markets. The good news is that this discrepancy raises the possibility of stronger European stock market performance once

PERFORMANCE UPDATE                                     TERMS TO
                                                 KNOW

investors recognize the implications of these changes. In light of our positive long-term outlook, we are taking advantage of the attractive valuations created by market volatility to buy shares of companies that are in position to benefit from these trends.

  We're increasingly optimistic about Japan, especially with the recent rate cuts and the selection -- and potential summer election -- of Koizumi, who is widely supported despite his reformist platform. We're looking for niche leaders that are increasing outsourcing and redeploying work orders to lower-cost countries such as China and other Asian neighbors. We foresee the public's increasing distinction between small companies that are niche leaders and those that have too much debt and will need to fold, like many banks. The near-term effect on the Japanese economy will be negative, but we think foreign investors' perceptions of these changes will be positive. With their dependence on exports to the United States and their large exposure to the global technology cycle, we anticipate that the emerging markets in Asia will continue to be heavily influenced by market movements in the United States.

  Eastern and Central European markets will likely remain volatile, although perhaps less so in Russia, which continues to benefit from the inflow of oil revenues. In Latin America, Argentine weakness has influenced Brazil, putting pressure on the REAL and forcing efforts to head off inflation. On the flip side, despite Mexico's close ties to the United States, we expect that economic growth there will likely remain respectable (in part due to continued high oil prices), inflation should stay in check, and the peso could strengthen (in part due to the uncertainties surrounding Brazil).

CONSOLIDATION The reduction in the number of companies in a particular industry, brought about by merger and acquisition activity.

CURRENCY WEAKNESS Significant decline of a currency's value relative to other currencies, such as the U.S. dollar. Weakness may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a weakness in a foreign currency can have the effect of reducing an investment's total return because the investment, converted back into U.S. dollars, will require more of the foreign currency to purchase dollars.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually in terms of sector, industry or country -- within a portfolio relative to the portfolio's benchmark index or investment universe.

RESTRUCTURING Implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

LARGEST HOLDINGS

SCUDDER INTERNATIONAL RESEARCH FUND'S TOP 10 HOLDINGS
Following is a list of the top 10 holdings in the fund as of April 30, 2001.

            HOLDINGS                                            COUNTRY           PERCENT
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
1.          VODAFONE                                    United Kingdom                 3%
-----------------------------------------------------------------------------------------
2.          AVENTIS                                     France                         3%
-----------------------------------------------------------------------------------------
3.          GLAXOSMITHKLINE                             United Kingdom                 3%
-----------------------------------------------------------------------------------------
4.          BP AMOCO                                    United Kingdom                 2%
-----------------------------------------------------------------------------------------
5.          ORANGE                                      France                         2%
-----------------------------------------------------------------------------------------
6.          BARCLAYS                                    United Kingdom                 2%
-----------------------------------------------------------------------------------------
7.          BANCO BILBAO VIZCAYA                        Spain                          2%
-----------------------------------------------------------------------------------------
8.          ROYAL DUTCH PETROLEUM                       Netherlands                    2%
-----------------------------------------------------------------------------------------
9.          DEUTSCHE BANK                               Germany                        2%
-----------------------------------------------------------------------------------------
10.         SOCIETE GENERALE                            France                         2%
-----------------------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER INTERNATIONAL RESEARCH FUND
Portfolio of Investments at April 30, 2001 (Unaudited)

                                                                                            PRINCIPAL
    REPURCHASE AGREEMENTS--4.9%                                                              AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Salomon Smith Barney, 4.62% to be repurchased at
                                         $951,122 on 05/01/2001**
                                       (Cost $951,000)                                     $   951,000   $   951,000
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS--95.1%                                                                     SHARES
------------------------------------------------------------------------------------------------------------------------

    AUSTRALIA--3.1%
                                       BRL Hardy Ltd.
                                         (PRODUCER OF WINE AND SPIRITS)                         26,375       124,322
                                       Howard Smith Ltd.
                                         (PROVIDER OF HARDWARE)                                 25,600       116,340
                                       James Hardie Industries Ltd.
                                         (MANUFACTURER OF BUILDING PRODUCTS)                    49,800       117,369
                                       Telstra Corp., Ltd.
                                         (PROVIDER OF DOMESTIC AND INTERNATIONAL
                                         TELECOMMUNICATION SERVICES)                            30,200       103,205
                                       Westpac Banking Corp., Ltd.
                                         (PROVIDER OF BANKING SERVICES)                         22,000       147,434
                                       ---------------------------------------------------------------------------------
                                                                                                             608,670
------------------------------------------------------------------------------------------------------------------------

    BRAZIL--1.6%
                                       Aracruz Celulose S.A.
                                         (MANUFACTURER OF FOREST PRODUCTS)                       9,200       130,640
                                       Companhia de Bebidas das Americas (pfd.)
                                         (PRODUCER OF BEER, SOFT DRINKS, TEAS, BOTTLED
                                         WATER, FRUIT JUICES, AND SPORTS DRINKS)               706,500       172,811
                                       ---------------------------------------------------------------------------------
                                                                                                             303,451
------------------------------------------------------------------------------------------------------------------------

    CHINA--0.6%
                                       China Petroleum and Chemical Corp.*
                                         (EXPLORER AND PRODUCER OF OIL AND NATURAL GAS)        696,000       124,045
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DENMARK--0.5%
                                       Infineon Technologies AG
                                         (MANUFACTURER AND MARKETER OF SEMICONDUCTORS)           2,290        99,665
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    EGYPT--0.5%
                                       Egyptian Company for Mobile Services
                                         (PROVIDER OF CELLULAR TELECOMMUNICATION
                                         SERVICES)                                               6,000        94,130
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FINLAND--2.0%
                                       Nokia Oyj
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)                6,200       205,405
                                       TietoEnator Oyj
                                         (PROVIDER OF INFORMATION TECHNOLOGY SERVICES)           5,900       181,841
                                       ---------------------------------------------------------------------------------
                                                                                                             387,246
------------------------------------------------------------------------------------------------------------------------

    FRANCE--13.6%
                                       Aventis S.A.
                                         (MANUFACTURER OF LIFE SCIENCE PRODUCTS)                 7,165       555,573
                                       Cap Gemini S.A.
                                         (PROVIDER OF COMPUTER CONSULTING SERVICES)              1,300       188,094
                                       Groupe Danone
                                         (PRODUCER OF YOGURTS, CHEESES AND BOTTLED WATER)        1,650       214,700
                                       Orange S.A.*
                                         (PROVIDER OF COMMUNICATION SERVICES)                   36,596       386,154
                                       PSA Peugeot Citroen
                                         (MANUFACTURER OF AUTOMOBILES AND LIGHT
                                         COMMERCIAL VEHICLES)                                      800       228,729
                                       Schneider Electric S.A.
                                         (MANUFACTURER OF ELECTRONIC COMPONENTS AND
                                         AUTOMATED MANUFACTURING SYSTEMS)                        3,607       246,527

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Societe Generale "A"*
                                         (PROVIDER OF FULL BANKING AND FINANCIAL
                                         SERVICES)                                               5,300   $   342,232
                                       Suez Lyonnaise des Eaux S.A.
                                         (DISTRIBUTOR OF WATER AND ELECTRICITY)                  1,094       161,884
                                       Total Fina ELF S.A. "B"
                                         (PROVIDER OF OIL INTERNATIONALLY)                       2,275       339,470
                                       ---------------------------------------------------------------------------------
                                                                                                           2,663,363
------------------------------------------------------------------------------------------------------------------------

    GERMANY--7.3%
                                       Allianz AG
                                         (PROVIDER OF DIVERSIFIED INSURANCE SERVICES)              610       175,815
                                       BASF AG
                                         (EXPLORER AND PRODUCER OF OIL AND NATURAL GAS)          3,306       140,947
                                       Deutsche Bank AG (Registered)
                                         (PROVIDER OF FINANCIAL SERVICES)                        4,200       342,268
                                       Deutsche Lufthansa AG
                                         (PROVIDER OF AIRLINE SERVICES)                          6,200       118,948
                                       Metro AG
                                         (OPERATOR OF RETAIL STORES)                             4,200       191,372
                                       Muenchener Rueckversicherungs-Gesellschaft AG
                                         (PROVIDER OF FINANCIAL SERVICES)                          835       236,956
                                       Siemens AG
                                         (MANUFACTURER OF ELECTRONIC PRODUCTS)                   3,075       226,691
                                       ---------------------------------------------------------------------------------
                                                                                                           1,432,997
------------------------------------------------------------------------------------------------------------------------

    HONG KONG--1.8%
                                       China Mobil (Hong Kong) Ltd. (ADR)*
                                         (PROVIDER OF CELLULAR TELECOMMUNICATION
                                         SERVICES)                                               6,700       169,644
                                       Legend Holdings Ltd.
                                         (MANUFACTURER OF COMPUTERS AND RELATED PRODUCTS)      222,000       176,482
                                       ---------------------------------------------------------------------------------
                                                                                                             346,126
------------------------------------------------------------------------------------------------------------------------

    INDIA--0.6%
                                       Infosys Technologies Ltd.
                                         (PROVIDER OF CONSULTING AND SOFTWARE SERVICES)          1,500       110,250
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    IRELAND--0.5%
                                       Bank of Ireland
                                         (PROVIDER OF BANKING AND OTHER FINANCIAL
                                         SERVICES)                                              10,200        97,935
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ISRAEL--0.4%
                                       Check Point Software Technologies Ltd.*
                                         (DEVELOPER OF MANAGEMENT SOLUTIONS FOR ACTIVE
                                         NETWORKS)                                               1,500        94,095
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ITALY--2.6%
                                       Assicurazioni Generali SpA
                                         (PROVIDER OF INSURANCE AND FINANCIAL SERVICES)          8,900       287,741
                                       UniCredito Italiano SpA
                                         (PROVIDER OF COMMERCIAL BANKING SERVICES)              45,100       213,108
                                       ---------------------------------------------------------------------------------
                                                                                                             500,849
------------------------------------------------------------------------------------------------------------------------

    JAPAN--20.6%
                                       Benesse Corp.
                                         (PROVIDER OF EDUCATIONAL SERVICES)                      4,200       179,966
                                       Canon, Inc.
                                         (PRODUCER OF VISUAL IMAGE AND INFORMATION
                                         EQUIPMENT)                                              2,000        78,422
                                       Chugai Pharmaceutical Co., Ltd.
                                         (PRODUCER OF PHARMACEUTICALS)                           8,000       118,684
                                       Daikin Industries Ltd.
                                         (MANUFACTURER OF AIR CONDITIONING EQUIPMENT)            7,000       119,128
                                       Daiwa Securities Group, Inc.
                                         (PROVIDER OF FINANCIAL SERVICES)                       24,000       271,647

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Fuji Software, Inc.
                                         (DEVELOPER OF SOFTWARE)                                 1,600   $    90,290
                                       Japan Tobacco, Inc.
                                         (MANUFACTURER AND SELLER OF TOBACCO PRODUCTS)              26       173,417
                                       KYORIN Pharmaceutical Co., Ltd.
                                         (MANUFACTURER AND DISTRIBUTOR OF PRESCRIPTION
                                         MEDICINES)                                              3,000       107,203
                                       Matsushita Electric Industrial Co., Ltd.
                                         (MANUFACTURER OF CONSUMER ELECTRONIC PRODUCTS)          7,000       116,582
                                       Matsushita Electric Works Ltd.
                                         (MANUFACTURER OF BUILDING MATERIALS AND LIGHTING
                                         EQUIPMENT)                                             11,000       125,839
                                       Mitsubishi Corp.
                                         (PROVIDER OF GENERAL TRADING)                          24,000       180,451
                                       Mitsubishi Estate Co., Ltd.
                                         (INVESTOR IN REAL ESTATE)                              10,000       100,978
                                       Mizuho Holdings, Inc.
                                         (PROVIDER OF FINANCIAL SERVICES)                           41       252,252
                                       Murata Manufacturing Co., Ltd.
                                         (MANUFACTURER OF COMPUTERS)                             1,000        84,000
                                       NEC Corp.
                                         (MANUFACTURER OF TELECOMMUNICATION AND COMPUTER
                                         EQUIPMENT)                                             12,000       218,773
                                       NTT Data Corp.
                                         (PROVIDER OF NETWORKING SYSTEM SERVICES)                   18       116,129
                                       NTT Docomo, Inc.
                                         (PROVIDER OF VARIOUS TELECOMMUNICATION SERVICES
                                         AND EQUIPMENT)                                              9       184,817
                                       Nissan Motor Co., Ltd.*
                                         (MANUFACTURER OF MOTOR VEHICLES)                       22,000       150,651
                                       Shin-Etsu Chemical Co., Ltd.
                                         (PRODUCER AND DISTRIBUTOR OF SYNTHETIC RESINS
                                         AND CHEMICALS)                                          6,000       240,602
                                       Sony Corp.
                                         (MANUFACTURER OF CONSUMER AND INDUSTRIAL
                                         ELECTRONIC EQUIPMENT)                                   3,200       239,049
                                       Sumitomo Electric Industries Ltd.
                                         (MANUFACTURER OF ELECTRIC WIRES AND CABLES)             8,000        98,828
                                       Tokyo Gas Co., Ltd.
                                         (PRODUCER AND SUPPLIER OF GAS)                         49,000       137,465
                                       Toyota Motor Corp.
                                         (MANUFACTURER OF DIVERSIFIED AUTOMOTIVE
                                         PRODUCTS)                                               7,000       232,598
                                       UFJ Holdings, Inc.*
                                         (PROVIDER OF FINANCIAL SERVICES)                           17       122,184
                                       Yamada Denki Co., Ltd.
                                         (RETAILER AND REPAIRER OF CONSUMER
                                         ELECTRONIC EQUIPMENT)                                   3,600       295,125
                                       ---------------------------------------------------------------------------------
                                                                                                           4,035,080
------------------------------------------------------------------------------------------------------------------------

    KOREA--0.9%
                                       H&CB (ADR)
                                         (PROVIDER OF COMMERCIAL BANKING SERVICES)               1,062        10,195
                                       Samsung Electronics Co., Ltd.
                                         (MANUFACTURER OF ELECTRONIC EQUIPMENT)                    950       165,186
                                       ---------------------------------------------------------------------------------
                                                                                                             175,381
------------------------------------------------------------------------------------------------------------------------

    MEXICO--1.3%
                                       Grupo Financiero BBVA Bancomer, S.A. de C.V.*
                                         (PROVIDER OF BANKING AND FINANCIAL SERVICES)          168,500       135,237
                                       Telefonos de Mexico S.A. de C.V. (ADR)
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)                3,600       124,560
                                       ---------------------------------------------------------------------------------
                                                                                                             259,797

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------

    NETHERLANDS--7.2%
                                       ASM Lithography Holding N.V.*
                                         (DEVELOPER, MANUFACTURER AND MARKETER OF
                                         PHOTOLITHOGRAPHY PROJECTION SYSTEMS)                    4,100   $   108,520
                                       Aegon N.V.
                                         (PROVIDER OF INSURANCE SERVICES)                        4,200       140,264
                                       Heineken Holding N.V. "A"
                                         (PRODUCER OF BEERS, SPIRITS, WINES AND SOFT
                                         DRINKS)                                                 5,300       203,833
                                       ING Groep N.V.
                                         (PROVIDER OF INSURANCE AND FINANCIAL SERVICES)          3,000       205,094
                                       Qiagen N.V.*
                                         (PRODUCER OF BIOPHARMACEUTICAL PRODUCTS)                8,000       211,200
                                       Royal Dutch Petroleum Co.
                                         (PROVIDER OF OIL INTERNATIONALLY)                       6,000       359,188
                                       Vedior N.V.
                                       (PROVIDER OF EMPLOYMENT SERVICES)                        17,600       179,772
                                       ---------------------------------------------------------------------------------
                                                                                                           1,407,871
------------------------------------------------------------------------------------------------------------------------

    POLAND--0.5%
                                       Telekomunikacja Polska S.A.
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)               17,000        91,811
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    RUSSIA--0.8%
                                       Mobile Telesystems* (ADR)
                                         (PROVIDER OF CELLULAR PHONE SERVICE)                    5,200       149,240
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SPAIN--3.0%
                                       Banco Bilbao Vizcaya Argentaria S.A.
                                         (PROVIDER OF COMMERCIAL BANKING SERVICES)              26,300       374,222
                                       Telefonica S.A.*
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)               12,276       208,040
                                       ---------------------------------------------------------------------------------
                                                                                                             582,262
------------------------------------------------------------------------------------------------------------------------

    SWEDEN--0.7%
                                       Nordea AB
                                         (PROVIDER OF FINANCIAL SERVICES)                       22,100       133,743
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SWITZERLAND--3.7%
                                       Ciba Specialty Chemicals AG (Registered)
                                         (MANUFACTURER OF CHEMICAL PRODUCTS)                     2,930       174,576
                                       Muenchener Rueckversicherungs-Gesellschaft AG
                                         (Registered)
                                         (PROVIDER OF LIFE INSURANCE SERVICES)                      45        88,681
                                       Nestle S.A. (Registered)
                                         (PRODUCER OF FOOD AND BEVERAGE PRODUCTS)                  141       292,268
                                       Syngenta AG* (Registered)
                                         (PRODUCER OF CHEMICALS)                                 3,165       160,542
                                       ---------------------------------------------------------------------------------
                                                                                                             716,067
------------------------------------------------------------------------------------------------------------------------

    TAIWAN--3.0%
                                       Bank Sinopac
                                         (PROVIDER OF COMMERCIAL BANKING SERVICES)             214,000        95,646
                                       Compal Electronics, Inc.
                                         (MANUFACTURER AND MARKETER OF NOTEBOOK COMPUTERS
                                         AND COLOR MONITORS)                                    54,000        91,943
                                       Hon Hai Precision Industry Co.
                                         (MANUFACTURER OF ELECTRONIC CONNECTORS AND CABLE
                                         ASSEMBLIES)                                             8,110       111,918
                                       Taiwan Semiconductor Manufacturing Co.
                                         (MANUFACTURER OF INTEGRATED CIRCUITS)                 105,000       290,514
                                       ---------------------------------------------------------------------------------
                                                                                                             590,021
------------------------------------------------------------------------------------------------------------------------

    TURKEY--0.7%
                                       Hurriyet Gazetecilik ve Matbaacilik A.S.*
                                         (PUBLISHER OF WEEKLY NEWSPAPERS)                   24,677,200       129,256
                                       ---------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--17.6%
                                       ARM Holdings PLC*
                                         (DESIGNER OF ELECTRONIC COMPONENTS)                    14,700   $    80,749
                                       BP Amoco PLC
                                         (PROVIDER OF OIL INTERNATIONALLY)                      44,700       400,925
                                       Barclays PLC
                                         (PROVIDER OF FINANCIAL SERVICES)                       11,784       379,283
                                       British Telecommunications PLC
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)               13,062       104,263
                                       Compass Group PLC*
                                         (PROVIDER OF CATERING SERVICES)                        31,200       239,225
                                       GlaxoSmithKline PLC
                                         (MANUFACTURER OF PRESCRIPTION AND OVER-THE-
                                         COUNTER MEDICINES)                                     19,660       519,444
                                       J Sainsbury PLC
                                         (DISTRIBUTOR OF FOOD THROUGH SUPERMARKETS)             37,300       211,963
                                       National Grid Group PLC
                                         (OWNER AND OPERATOR OF ELECTRIC TRANSMISSION
                                         SYSTEMS)                                               19,300       147,706
                                       Railtrack Group PLC
                                         (OPERATOR OF RAILWAY INFRASTRUCTURE)                   10,600        74,300
                                       Reed International PLC
                                         (PUBLISHER OF SCIENTIFIC, PROFESSIONAL AND
                                         BUSINESS TO BUSINESS MATERIALS)                        30,000       297,401
                                       Reuters Group PLC
                                         (PROVIDER OF INTERNATIONAL NEWS AND INFORMATION)        9,500       139,295
                                       Scottish & Southern Energy
                                         (PRODUCER AND DISTRIBUTOR OF ELECTRICAL ENERGY)        19,000       163,077
                                       Vodafone Group PLC
                                         (PROVIDER OF MOBILE TELECOMMUNICATION SERVICES)       220,778       670,347
                                       ---------------------------------------------------------------------------------
                                                                                                           3,427,978
                                       ---------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $20,552,222)                                                 18,561,329
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $21,503,222)                                                $19,512,329
                                       ---------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $21,503,222. At April 30, 2001, net unrealized depreciation for all securities based on tax cost was $1,990,893. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $993,771 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,984,664.

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2001 (Unaudited)

ASSETS
---------------------------------------------------------------------------
Investments in securities, at value (cost $21,503,222)          $19,512,329
---------------------------------------------------------------------------
Cash                                                                195,458
---------------------------------------------------------------------------
Foreign currency, at value (cost $42,481)                            42,829
---------------------------------------------------------------------------
Dividend receivable                                                  16,174
---------------------------------------------------------------------------
Interest receivable                                                     122
---------------------------------------------------------------------------
Receivable for Fund shares sold                                         168
---------------------------------------------------------------------------
Foreign taxes recoverable                                            64,741
---------------------------------------------------------------------------
TOTAL ASSETS                                                     19,831,821
---------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------
Payable for Fund shares redeemed                                    269,676
---------------------------------------------------------------------------
Accrued management fee                                               31,218
---------------------------------------------------------------------------
Accrued reorganization cost                                          12,543
---------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                  38,637
---------------------------------------------------------------------------
Other accrued expenses and payables                                 244,955
---------------------------------------------------------------------------
Total liabilities                                                   597,029
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $19,234,792
---------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss                                 $  (112,170)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investments                                                      (1,990,893)
---------------------------------------------------------------------------
Foreign currency related transactions                                (5,859)
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (5,711,330)
---------------------------------------------------------------------------
Paid-in-capital                                                  27,055,044
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $19,234,792
---------------------------------------------------------------------------
NET ASSET VALUE
---------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($18,800,029/3,048,574 shares of capital stock
  outstanding, $.01 par value, 33,333,333 number of shares
  authorized)                                                         $6.17
---------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $6.17)               $6.55
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($313,017/53,949 shares of capital stock outstanding, $.01
  par value, 33,333,333 number of shares authorized)                  $5.80
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($121,746/20,927 shares of capital stock outstanding, $.01
  par value, 33,333,334 number of shares authorized)                  $5.82
---------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 2001 (Unaudited)

INVESTMENT INCOME
---------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $22,762)            $    92,491
---------------------------------------------------------------------------
Interest                                                             34,797
---------------------------------------------------------------------------
Total income                                                        127,288
---------------------------------------------------------------------------
Expenses:
Management fee                                                       91,088
---------------------------------------------------------------------------
Services to shareholders                                             15,049
---------------------------------------------------------------------------
Custodian and accounting fees                                        41,224
---------------------------------------------------------------------------
Distribution services fees                                            1,668
---------------------------------------------------------------------------
Administrative services fees                                         30,363
---------------------------------------------------------------------------
Auditing                                                             37,517
---------------------------------------------------------------------------
Legal                                                                18,078
---------------------------------------------------------------------------
Trustees' fees and expenses                                           9,322
---------------------------------------------------------------------------
Reports to shareholders                                              11,006
---------------------------------------------------------------------------
Registration fees                                                     1,844
---------------------------------------------------------------------------
Reorganization                                                       18,137
---------------------------------------------------------------------------
Other                                                                 3,344
---------------------------------------------------------------------------
Total expenses, before expense reductions                           278,640
---------------------------------------------------------------------------
Expense reductions                                                  (39,182)
---------------------------------------------------------------------------
Total expenses, after expense reductions                            239,458
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (112,170)
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                      (5,243,321)
---------------------------------------------------------------------------
Foreign currency related transactions                                19,088
---------------------------------------------------------------------------
                                                                 (5,224,233)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       2,151,444
---------------------------------------------------------------------------
Foreign currency related transactions                                12,991
---------------------------------------------------------------------------
                                                                  2,164,435
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (3,059,798)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(3,171,968)
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED                   YEAR
                                                                 APRIL 30,                 ENDED
                                                                    2001                OCTOBER 31,
                                                                (UNAUDITED)                2000
INCREASE (DECREASE) IN NET ASSETS
---------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $   (112,170)                55,191
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               (5,224,233)            18,085,050
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     2,164,435            (16,685,946)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        (3,171,968)             1,454,295
---------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains
Class A                                                          (15,702,096)           (23,864,396)
---------------------------------------------------------------------------------------------------
Class B                                                             (205,178)               (56,041)
---------------------------------------------------------------------------------------------------
Class C                                                              (56,414)               (41,783)
---------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                          5,033,989              3,466,227
---------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      7,348,397              6,080,578
---------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (9,936,962)           (17,381,956)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       2,445,424             (7,885,151)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (16,690,232)           (30,343,076)
---------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 35,925,024             66,268,100
---------------------------------------------------------------------------------------------------
Net assets at end of period (including accumulated net
investment loss of $112,170 at April 30, 2001)                  $ 19,234,792             35,925,024
---------------------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                       CLASS A
                                           ----------------------------------------------------------------
                                           SIX MONTHS                        ELEVEN
                                            ENDED           YEAR ENDED       MONTHS          YEAR ENDED
                                           APRIL 31,       OCTOBER 31,        ENDED         NOVEMBER 30,
                                             2001        ----------------   OCTOBER 31,   -----------------
                                           (UNAUDITED)   2000(E)    1999      1998         1997      1996
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $13.28       20.86     23.42       19.06       15.67     13.33
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   (.03)(a)     .02(a)    .05(a)       .11        .24       .36
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                    (1.08)        .05      (.75)       5.72        4.15      2.69
-----------------------------------------------------------------------------------------------------------
Total from investment operations              (1.11)        .07      (.70)       5.83        4.39      3.05
-----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                            --          --      (.14)       (.11)       (.17)     (.42)
-----------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                                  (6.00)      (7.65)    (1.72)      (1.36)       (.83)     (.29)
-----------------------------------------------------------------------------------------------------------
Total distributions                           (6.00)      (7.65)    (1.86)      (1.47)      (1.00)     (.71)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 6.17       13.28     20.86       23.42       19.06     15.67
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN %(b)(c)                         (10.59)**    (1.82)    (3.38)      32.90**     29.86     24.12
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in
thousands)                                   18,800      35,401    66,005     387,126     315,059   263,935
-----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                 2.19(f)*    2.10      1.97        1.43*       1.22      1.25
-----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                 1.89(f)*    1.82      1.96        1.43*       1.22      1.25
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)      (.65)*       .13       .29         .58*       1.29      2.46
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     113*        135        76          10*         29        45
-----------------------------------------------------------------------------------------------------------

                                                                CLASS B
                                             ---------------------------------------------
                                             SIX MONTHS
                                              ENDED             YEAR            PERIOD
                                             APRIL 30,         ENDED            ENDED
                                               2001           OCTOBER 31,      OCTOBER 31,
                                             (UNAUDITED)      2000(E)          1999(D)
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of period           $12.94            20.67            22.98
------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                  (.08)            (.15)            (.16)
------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                         (1.06)             .07            (2.15)
------------------------------------------------------------------------------------------
Total from investment operations                (1.14)            (.08)           (2.31)
------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment
transactions                                    (6.00)           (7.65)              --
------------------------------------------------------------------------------------------
Total distributions                             (6.00)           (7.65)              --
------------------------------------------------------------------------------------------
Net asset value, end of period                 $ 5.80            12.94            20.67
------------------------------------------------------------------------------------------
TOTAL RETURN %(b)(c)                           (11.17)**         (2.99)          (10.05)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)        313              324              151
------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                              3.60(f)*         3.71             2.86*
------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                              3.11(f)*         2.85             2.84*
------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       (1.79)*           (.98)            (.84)*
------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       113*             135               76*
------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                   CLASS C
                                             ---------------------------------------------------
                                             SIX MONTHS
                                              ENDED                YEAR               PERIOD
                                             APRIL 30,            ENDED               ENDED
                                               2001              OCTOBER 31,         OCTOBER 31,
                                             (UNAUDITED)         2000(E)             1999(D)
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $12.95               20.67               22.98
----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                  (.07)               (.13)               (.14)
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                         (1.06)                .06               (2.17)
----------------------------------------------------------------------------------------------------
Total from investment operations                (1.13)               (.07)              (2.31)
----------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment
transactions                                    (6.00)              (7.65)                 --
----------------------------------------------------------------------------------------------------
Total distributions                             (6.00)              (7.65)                 --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                 $ 5.82               12.95               20.67
----------------------------------------------------------------------------------------------------
TOTAL RETURN %(b)(c)                           (11.07)**            (2.94)             (10.05)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)        122                 200                 112
----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                              4.29(f)*            3.40                2.81*
----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                              3.10(f)*            2.80                2.79*
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       (1.79)*              (.92)               (.79)*
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       113*                135                  76*
----------------------------------------------------------------------------------------------------

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charge.

(c) Total return would have been lower had certain expenses not been waived.

(d) For the period December 14, 1998 (commencement of Class) to October 31,
    1999.

(e) On April 6, 2000, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as Growth Fund of Spain and its investment objective was to seek long-term capital appreciation by investing primarily in equity securities of Spanish companies. Financial information prior to April 6, 2000 should not be considered representative of the present Fund.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.12% and 1.83%, 3.26% and 2.82%, and 3.37% and 2.82% for Class A, Class B, and Class C, respectively (see Notes to Financial Statements).

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Scudder International Research Fund (the "Fund",
                             formerly Kemper International Research Fund) is a diversified series of Kemper Global/International
                             Series, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through April 30, 2001) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price or, if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

NOTES TO FINANCIAL STATEMENTS

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with the net realized and unrealized gains and losses on investment securities.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2
     PURCHASE & SALES
     OF SECURITIES           For the six months ended April 30, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $13,154,491

                             Proceeds from sales                      25,406,168

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc.
                             ("ZSI" or "the Advisor") formerly Scudder Kemper
                             Investments, Inc., and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $91,088 for the six months ended April 30, 2001. This was equivalent to an annual effective rate of .75% for the six months ended April 30, 2001.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc. ("SDI") formerly Kemper Distributors, Inc. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended April 30, 2001 are $2,975.

                             For services under the distribution services agreement, the Fund pays SDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months ended April 30, 2001 are $1,669 after an expense waiver of $142, of which $1,270 was unpaid at April 30, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with SDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays SDI a fee at an annual rate of up to .25% of average daily net assets of each class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by SDI for the six months ended April 30, 2001 were $10,335 after an expense waiver of $20,028, of which all is unpaid at April 30, 2001.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company ("SISC") formerly Kemper Service Company, is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $25,762, after an expense waiver of $14,738, for the six months ended April 30, 2001.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of ZSI, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred fund accounting fees of $32,215 for the six months ended April 30, 2001, of which $84 was unpaid at April 30, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of the Advisor. For the six months ended April 30, 2001, the Fund made no payments to is officers and incurred trustees' fees of $3,446 to independent trustees. In addition, a one time fee of $5,876 was accrued for payment

NOTES TO FINANCIAL STATEMENTS

                             to those trustees not affiliated with the Advisor who are not standing for re-election under the reorganization discussed in Note 7.

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                   SIX MONTHS ENDED
                                                                    APRIL 30, 2001                      YEAR ENDED
                                                                      (UNAUDITED)                    OCTOBER 31, 2000
                                                              ---------------------------      ----------------------------
                                                                SHARES          AMOUNT           SHARES           AMOUNT

                                       SHARES SOLD

                                       ------------------------------------------------------------------------------------

                                        Class A                  620,520      $ 4,854,830         156,412      $  2,228,210

                                       ------------------------------------------------------------------------------------

                                        Class B                    8,770          110,535          18,445           258,225

                                       ------------------------------------------------------------------------------------

                                        Class C                    7,161           68,315          69,771           976,396

                                       ------------------------------------------------------------------------------------


                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS

                                       ------------------------------------------------------------------------------------

                                        Class A                1,096,868        7,118,676         469,353         5,982,771

                                       ------------------------------------------------------------------------------------

                                        Class B                   28,320          173,316           4,034            56,033

                                       ------------------------------------------------------------------------------------

                                        Class C                    9,187           56,405           3,005            41,774

                                       ------------------------------------------------------------------------------------


                                       SHARES REDEEMED

                                       ------------------------------------------------------------------------------------

                                        Class A               (1,335,306)      (9,758,154)     (1,123,994)      (16,423,819)

                                       ------------------------------------------------------------------------------------

                                        Class B                   (8,157)         (45,706)         (4,505)          (64,012)

                                       ------------------------------------------------------------------------------------

                                        Class C                  (10,828)        (132,793)        (62,782)         (890,729)

                                       ------------------------------------------------------------------------------------


                                       CONVERSION OF SHARES

                                       ------------------------------------------------------------------------------------

                                        Class A                       49              309             225             3,396

                                       ------------------------------------------------------------------------------------

                                        Class B                      (52)            (309)           (229)           (3,396)

                                       ------------------------------------------------------------------------------------

                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS            $ 2,445,424                      $ (7,835,151)

                                       ------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended April 30, 2001, the Fund's custodian and transfer agent fees were reduced by $212 and $287, respectively, under these arrangements.

--------------------------------------------------------------------------------

6
     LINE OF CREDIT          The Fund and several affiliated funds ("the
                             Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants.
                             Interest is calculated at the Federal Funds Rate plus .5%. The Fund may borrow up to a maximum of 5 percent of its net assets under this agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7
     REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $3,775 of such costs.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On May 27, 2001, a special shareholders' meeting was held. Scudder International Research Fund shareholders were asked to vote on three separate issues: election of members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors and to approve a 12b-1 Plan. The following are the results for each issue:

1) Election of Trustees

                                    For       Withheld

      John W. Ballantine         2,007,530     71,914

      Lewis A. Burnham           2,006,275     73,169

      Mark S. Casady             2,003,483     75,961

      Linda C. Coughlin          2,003,049     76,395

      Donald L. Dunaway          2,011,398     68,046

      James R. Edgar             2,003,483     75,961

      William F. Glavin          2,003,483     75,961

      Robert B. Hoffman          2,010,505     68,938

      Shirley D. Peterson        2,008,531     70,913

      Fred B. Renwick            2,006,045     73,399

      William P. Sommers         2,006,275     73,169

      John G. Weithers           2,008,924     70,520

2) To ratify the selection of Ernst & Young LLP as independent auditors for the Fund for the Fund's current fiscal year.

         For     Against   Abstain

      1,948,015   40,214    32,562

3) To approve a Rule 12b-1 Plan (for Class A) and an Amended and Restated Rule 12b-1 (for each of Class B and Class C).

         For     Against   Abstain

      1,755,107  212,989    52,695

SHAREHOLDERS' MEETING

DIRECTORS                         OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    CAROLINE PEARSON
Director                          President                         Assistant Secretary
LINDA C. COUGHLIN                 PHILIP J. COLLORA                 BRENDA LYONS
Chairperson, Director             Vice President and                Assistant Treasurer
and Vice President                Assistant Secretary
JAMES R. EDGAR                    JOHN R. HEBBLE
Director                          Treasurer
ARTHUR R. GOTTSCHALK              LINDA J. WONDRACK
Director                          Vice President
FREDERICK T. KELSEY               KATHRYN L. QUIRK
Director                          Vice President
FRED B. RENWICK                   MAUREEN E. KANE
Director                          Secretary
JOHN G. WEITHERS
Director

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      10 Post Office Square
                                      Boston, MA 02110
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL                             SCUDDER DISTRIBUTORS, INC.
UNDERWRITER                           222 South Riverside Plaza
                                      Chicago, IL 60606-5808
                                      www.scudder.com

DIRECTORS&OFFICERS

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Scudder Global And International Funds prospectus.
SIRF-3 (6/25/01) 12965